UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2010 (October 1, 2010)

KEY ENERGY SERVICES, INC.
 (Exact name of registrant as specified in its charter)

Maryland	0001-8038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Key Energy Services, Inc., a Maryland corporation, dated as of, and filed with the Securities and Exchange Commission on, October 7, 2010 (the “Original Form 8-K”). The primary purpose of this Current Report on Form 8-K/A is to make the following revisions to certain amounts presented in Exhibit 99.2 to the Original Form 8-K:

•	Adjustments to the tax effects associated with the pro forma adjustments for the six months ended June 30, 2010 and 2009, and the years ended December 31, 2009, 2008 and 2007, including the resultant changes in the effect on income or loss from continuing operations related to the pro forma adjustments for those same periods and resultant changes in the Key Pro Forma income tax benefit (expense), income or loss from continuing operations, and basic and diluted earnings per share for those same periods;

•	The correction of an arithmetical error in the calculation of Key Pro Forma basic and diluted earnings per share for the year ended December 31, 2007; and

•	The removal of a supplementary table in the unaudited condensed consolidated statement of operations for the year ended December 31, 2009.

Revised Exhibit 99.2 also contains certain conforming textual changes related to the revisions above. In addition, revised Exhibit 2.1 includes conformed signatures that were inadvertently omitted.

This Current Report on Form 8-K/A is being filed solely to amend Item 9.01(d) and the attached exhibits referenced therein to amend the above described matters. Otherwise, the information set forth in the Original Form 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1	Purchase and Sale Agreement, dated as of July 23, 2010, by and among OFS Holdings, LLC, a Delaware limited liability company, OFS Energy Services, LLC, a Delaware limited liability company, Key Energy Services, Inc., a Maryland corporation, and Key Energy Services, LLC, a Texas limited liability company.

2.2	Amendment No. 1 to Purchase and Sale Agreements, dated as of August 27, 2010, by and among OFS Holdings, LLC, a Delaware limited liability company, OFS Energy Services, LLC, a Delaware limited liability company, Key Energy Services, Inc., a Maryland corporation, and Key Energy Services, LLC, a Texas limited liability company.

2.3	Amendment No. 2 to Purchase and Sale Agreements, dated as of September 30, 2010, by and among OFS Holdings, LLC, a Delaware limited liability company, OFS Energy Services, LLC, a Delaware limited liability company, Key Energy Services, Inc., a Maryland corporation, and Key Energy Services, LLC, a Texas limited liability company.

99.1	Press Release of Key Energy Services, Inc. issued October 1, 2010.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Key Energy Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: October 7, 2010	By:	/s/ KIMBERLY R. FRYE

Kimberly R. Frye
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
2.1	Purchase and Sale Agreement, dated as of July 23, 2010, by and among OFS Holdings, LLC, a Delaware limited liability company, OFS Energy Services, LLC, a Delaware limited liability company, Key Energy Services, Inc., a Maryland corporation, and Key Energy Services, LLC, a Texas limited liability company.
2.2	Amendment No. 1 to Purchase and Sale Agreements, dated as of August 27, 2010, by and among OFS Holdings, LLC, a Delaware limited liability company, OFS Energy Services, LLC, a Delaware limited liability company, Key Energy Services, Inc., a Maryland corporation, and Key Energy Services, LLC, a Texas limited liability company.
2.3	Amendment No. 2 to Purchase and Sale Agreements, dated as of September 30, 2010, by and among OFS Holdings, LLC, a Delaware limited liability company, OFS Energy Services, LLC, a Delaware limited liability company, Key Energy Services, Inc., a Maryland corporation, and Key Energy Services, LLC, a Texas limited liability company.
99.1	Press Release of Key Energy Services, Inc. issued October 1, 2010
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Key Energy Services, Inc.

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